UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2014

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana St., Suite 6700 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of stockholders of the Company held on May 22, 2014, the Company’s stockholders approved an amendment to Article Four of the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized common stock by 670,000,000 shares to a total of 1,340,000,000 shares.  The Certificate of Amendment was filed with the Secretary of State of Delaware on May 22, 2014 and was effective upon filing.  A copy of the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

An annual meeting of stockholders of the Company was held on May 22, 2014 in Houston, Texas for the purpose of voting on three proposals.

The first proposal was the election of four individuals to serve as Class A directors of the Company for three year terms expiring in 2017. The four directors elected and the tabulation of votes for each were:

Proposal 1 – Nominees for Directors	Votes For	Withheld	Broker Non-Votes
James W. Christmas	260,828,737	1,280,298	112,110,024
Thomas R. Fuller	260,857,898	1,251,137	112,110,024
David B. Miller	227,213,826	34,895,209	112,110,024
Michael A. Vlasic	260,940,087	1,168,948	112,110,024

The Company’s continuing directors after the meeting include Floyd C. Wilson, Tucker S. Bridwell, Kevin E. Godwin, David S. Hunt, James L. Irish III, David A. Rioux, Stephen P. Smiley and Mark A. Welsh IV.

The second proposal was the approval of an amendment to Article Four of the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized common stock by 670,000,000 shares to a total of 1,340,000,000 shares. The votes on the proposal were:

Proposal 5	Votes For	Votes Against	Broker Non-Votes	Abstentions
Approval of amendment to Amended and Restated Certificate of Incorporation	340,270,112	32,027,387	112,110,024	1,921,560

The third proposal was the ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014. The votes on the proposal were:

Proposal 3	Votes For	Votes Against	Abstentions
Ratification of Deloitte & Touche LLP	371,295,039	1,813,691	1,110,329

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Halcón Resources Corporation dated May 22, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

May 27, 2014	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Halcón Resources Corporation dated May 22, 2014.